UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

Boeing Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-10795	95-2564584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Naches Ave. SW, 3rd Floor Renton, Washington	98057
(Address of principal executive offices)	(Zip Code)

(425) 965-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 27, 2009, Boeing Capital Corporation (the “Company”) issued $500,000,000 in aggregate principal amount of 3.25% Senior Notes due 2014 (the “2014 Notes”) and $500,000,000 in aggregate principal amount of 4.70% Senior Notes due 2019 (the “2019 Notes” and, together with the 2014 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of August 31, 2000, between the Company and Deutsche Bank Trust Company Americas, formerly Bankers Trust Company.

On October 22, 2009, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell the Notes to the Purchasers. The Purchase Agreement filed with this Current Report on Form 8-K under Item 9.01 is by virtue of incorporation by reference also being filed as an exhibit to the Company’s Registration Statement on Form S-3 (No. 333-154844) (the “Registration Statement”).

The Notes are unsecured and have the same rank as all of Boeing Capital Corporation’s other unsecured and unsubordinated debt. The 2014 Notes will mature on October 27, 2014 and the 2019 Notes will mature on October 27, 2019. The Company will pay interest on the Notes semiannually on April 27 and October 27 beginning April 27, 2010, to the person in whose name the Notes are registered at the close of business on the April 12 or October 12 preceding each April 27 or October 27, payable in arrears. The Company will have the right to redeem the Notes in whole or in part at any time prior to maturity at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission on October 23, 2009 (Registration No. 333-154844) (the “Final Prospectus Supplement”).

The Company has filed with the Securities and Exchange Commission a Prospectus dated November 12, 2008 (Registration No. 333-154844), a Preliminary Prospectus Supplement dated October 22, 2009, a Free Writing Prospectus dated October 22, 2009 and the Final Prospectus Supplement in connection with the public offering of the Notes.

The form of senior fixed rate note filed with this Current Report on Form 8-K is by virtue of incorporation by reference also being filed as an exhibit to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Purchase Agreement, dated October 22, 2009, among Boeing Capital Corporation and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several purchasers named therein.

4(g)	Form of senior fixed rate note.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation

	By:	/s/ KEVIN R. MILLISON
Kevin R. Millison
October 30, 2009		Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Purchase Agreement, dated October 22, 2009, among Boeing Capital Corporation and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several purchasers named therein.

4(g)	Form of senior fixed rate note.